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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 28, 2006

                 CWHEQ, INC., (as depositor under the Sale and
             Servicing Agreement, dated as of September 29, 2006,
        relating to the Revolving Home Equity Loan Asset Backed Notes,
                                Series 2006-H.

                                  CWHEQ, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

    Delaware                      333-132375                    87-0698310
    --------                      ----------                    ----------
(State or Other            (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)


             4500 Park Granada
           Calabasas, California                          91302
           ---------------------                         --------
           (Address of Principal                        (Zip Code)
            Executive Officers)

       Registrant's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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Filing of Certain Materials
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     The consolidated financial statements of Financial Guaranty Insurance
Company ("FGIC") and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the CWHEQ Revolving Home Equity Loan Trust, Series 2006-H, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

     In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005 are attached hereto as Exhibit 99.2.









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


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     Item 9.01. Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:


     23.1 Consent of Independent Registered Public Accounting Firm

     99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

     99.2 Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWHEQ, INC.


                                        By: /s/ Darren Bigby
                                            ------------------------------------
                                            Name:  Darren Bigby
                                            Title: Vice President


Dated: September 28, 2006

Exhibit Index
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Exhibit
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  23.1    Consent of Independent Registered Public Accounting Firm

  99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

  99.2 Consolidated financial statements of FGIC and subsidiaries as of June 30, 2006 and for the three and six month periods ended June 30, 2006 and 2005.